UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 6, 2006

O.A.K. FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-22461 (Commission File Number)	38-2817345 (IRS Employer Identification No.)

2445 84th Street, S.W. Byron Center, Michigan (Address of principal executive office)	49315 (Zip Code)

Registrant’s telephone number, including area code: (616) 878-1591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7.01     Regulation FD Disclosure

        O.A.K Financial Corporation discloses the resignation of Thomas L. Fitzgerald, Executive Vice President and Chief Lending Officer, effective June 6, 2006. The Board of Directors has not named his replacement.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 7, 2006	O.A.K. FINANCIAL CORPORATION (Registrant) By: /s/ James A. Luyk —————————————— James A. Luyk Chief Financial Officer